                           SENIOR MANAGEMENT AGREEMENT

            THIS AGREEMENT is made as of August 5, 1994, between U.S. Aggregates, Inc., a Delaware corporation (the "Company"), and Morris Bishop, Jr. ("Executive").

            The Company and Executive desire to enter into an agreement pursuant to which Executive shall purchase 1,692 shares of the Company's common stock, par value $.01 per share (the "Common Stock"). All shares of Common Stock received hereunder by Executive and all shares of Common Stock hereafter acquired by Executive are referred to herein as "Executive Stock." Certain definitions are set forth in Section 5 of this Agreement.

            The execution and delivery of this Agreement by the Company and Executive is in connection with that certain employment agreement between the Executive and the Company dated as of the date hereof (the "Employment Agreement").

            The parties hereto agree as follows:

            1.    Purchase and Sale of Executive Stock.

            (a) Upon execution of this Agreement (the "Closing"), the Company will sell to Executive and Executive will purchase 1,692 shares of Common Stock at a price of $10 per share. The Company will deliver to Executive the certificate representing such Common Stock, and Executive will deliver to the Company a check or wire transfer of funds in an amount of $16.92 and a promissory note in the form of Exhibit A attached hereto in an aggregate principal amount of $16,903.08 (the "Executive Note"). Executive's obligations under the Executive Note will be secured by a pledge of all of the shares of Executive Stock to the Company and in connection therewith Executive shall enter into a pledge agreement in the form of Exhibit B attached hereto.

            (b) If upon the fifth anniversary of the date hereof (a) Golder, Thoma, Cressey, Rauner Fund IV Limited Partnership and its affiliated entities (the "Investor") have not invested in the aggregate at least $40,000,000 in equity securities of the Company and (b) the Executive remains an employee of the Company or any of its Subsidiaries, the Executive may, so long as the Executive is an employee of the Company or any of its Subsidiaries, purchase upon written notice to the Company's Board of Directors (the "Board") up to 995 shares of the Common Stock at a price of $10 per share (as adjusted from time to time as a result of stock dividends, stock splits, recapitalizations and similar events). At the time of any such purchase, the Company shall be entitled to receive, and the Executive shall be obligated to deliver, satisfactory representations and warranties similar to (and in addition to) those contained in paragraph (c) below and all other information and documentation as the Company may reasonably request. The Executive may purchase such shares of common Stock with cash or by delivery of a promissory note substantially in the form of Exhibit A attached hereto and a pledge agreement substantially in the form of Exhibit B attached hereto.

            (c) In connection with the purchase and sale of the Executive Stock hereunder, Executive represents and warrants to the Company that:

            (i) The Executive Stock to be acquired by Executive pursuant to this Agreement will be acquired for Executive's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Executive Stock will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

            (ii) Executive is an executive officer of the Company, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Executive Stock.

            (iii) Executive is able to bear the economic risk of his investment in the Executive Stock for an indefinite period of time because the Executive Stock has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

            (iv) Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Executive Stock and has had full access to such other information concerning the Company as he has requested.

            (v) This Agreement constitutes the legal, valid and binding obligation of Executive, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Executive does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Executive is a party or any judgment, order or decree to which Executive is subject.

            (d) As an inducement to the Company to issue the Executive Stock to Executive, as a condition thereto, Executive acknowledges and agrees that:

            (i) neither the issuance of the Executive Stock to Executive nor any provision contained herein shall affect any of the rights of the Company set forth in the Employment Agreement; and

            (ii) the Company shall have no duty or obligation to disclose to Executive, and Executive shall have no right to be advised of, any material information regarding the Company and its Subsidiaries at any time prior to, upon or in connection with the repurchase of Executive Stock upon the termination of Executive's employment with the Company and its Subsidiaries or as otherwise provided hereunder.

            2.    Vesting of Executive Stock.

            (a) The Executive Stock acquired hereunder will become vested in accordance with the following schedule, if as of each such date Executive is still employed by the Company or any of its Subsidiaries:

                                                              Cumulative
                                                             Percentage of
                                                            Executive Stock
      Date                                                      Vested
      ----                                                      ------

At the purchase of any Executive Stock                            25%

1st Anniversary of the purchase of any
Executive Stock                                                   50%

2nd Anniversary the purchase of any
Executive Stock                                                   75%

3rd Anniversary the purchase of any
Executive Stock                                                  100%

            (b) If Executive ceases to be employed by the Company and its Subsidiaries on any date other than any anniversary date prior to the third anniversary of the Closing, the cumulative percentage of Executive Stock to become vested will be determined on a pro rata basis according to the number of days elapsed since the prior anniversary date. Upon the occurrence of a Sale of the Company, all shares of Executive Stock which have not yet become vested shall become vested at the time of such event. Shares of Executive Stock which have become vested are referred to herein as "Vested Shares," and all other shares of Executive Stock are referred to herein as "Unvested Shares."

            (c) Within 30 days after the date of this Agreement, Executive will make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder in the form of Exhibit C attached hereto for the shares of Executive Stock.

            3.    Repurchase Option.

            (a) In the event Executive ceases to be employed by the Company and its Subsidiaries for any reason (the "Termination"), the Executive Stock (whether held by Executive or one or more of

Executive's transferees) will be subject to repurchase by the Company and the Investor pursuant to the terms and conditions set forth in this Section 3 (the "Repurchase Option").

            (b) The purchase price for each Unvested Share of Executive Stock will be the lower of the Executive's Original Cost and the Fair Market Value for such shares, and the purchase price for each Vested Share of Executive Common Stock will be the higher of the Executive's Original Cost and the Fair Market Value for such share.

            (c) The Board may elect to purchase all, but not less than all, of the Executive Stock by delivering written notice (the "Repurchase Notice") to the holder or holders of such Executive Stock within one year after the Termination (it being understood that an election to purchase Executive Stock hereunder shall not be an election to purchase the stock acquired pursuant to the senior management agreements with other executives of the Company). The Repurchase Notice will set forth the number of shares to be acquired from each holder, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction.

            (d) If for any reason the Company does not elect to purchase all of the Executive Stock pursuant to the Repurchase Option, the Investor shall be entitled to exercise the Repurchase Option for the shares of Executive Stock the Company has not elected to purchase (the "Available Shares"). As soon as practicable after the Company has determined that there will be Available Shares, but in any event within ten months after the Termination, the Company shall give written notice (the "Option Notice") to the Investor setting forth the number of Available Shares and the purchase price for the Available Shares. The Investor may elect to purchase any or all of the Available Shares by giving written notice to the Company within one month after the Option Notice has been given by the Company. As soon as practicable, and in any event within ten days after the expiration of the one-month period set forth above, the Company shall notify each holder of Executive Stock as to the number of shares being purchased from such holder by the Investor (the "Supplemental Repurchase Notice"). At the time the Company delivers the Supplemental Repurchase Notice to the holder(s) of Executive Stock, the Company shall also deliver written notice to the Investor setting forth the number of shares the Investor is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction.

            (e) In the event that (i) the Executive's employment is terminated by the Company without Cause (as defined in the Employment Agreement), (ii) neither the Company nor the Investor has elected to purchase all of the Executive Stock hereunder and (iii) at the time of such Termination, the Company is meeting all budget projections set forth by the Board for that fiscal year, the Executive may require the Company to purchase all but not less than all, of the Executive Stock by delivering written notice (the "Put Notice") to the Company within one year after such Termination. The Put Notice will set forth the number of shares to be acquired from each holder and the time and place for the closing of the transaction.

            (f) The closing of the purchase of the Executive Stock pursuant to the Repurchase Option or the Put Notice shall take place on the date designated by the Company in the case of either the Repurchase Notice or the Supplemental Repurchase Notice or by the Executive in the case of the Put Notice, which date shall not be more than one month nor less than five days after the delivery of the later of any such notice to be delivered. The company and/or the Investor will pay for the Executive Stock to be purchased pursuant to the Repurchase Option by delivery of a check or wire transfer of funds in the aggregate amount of the purchase price for such shares; provided, however, that the company may elect to pay for the Executive Stock to be purchased pursuant to the Put Notice by delivery of a promissory note from the Company having a term no longer than five years, payable in sixty equal installments, a market rate of interest and other typical market terms. In addition, the Company may pay the purchase price for such shares by offsetting amounts outstanding under any bona fide debts owed by Executive to the Company including, without limitation, debts owed under the Executive Note. The Company and the Investor will be entitled to receive customary representations and warranties from the sellers regarding such sale and to require all sellers' signatures be guaranteed.

            (g) The right of the Company and the Investor to repurchase Vested Shares pursuant to this Section 3 and the obligation of the Company to repurchase the Executive Stock pursuant to paragraph (e) above shall terminate upon the first to occur of the Sale of the Company or a Qualified Public Offering.

            (h) Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Executive Stock by the Company shall be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company's and its Subsidiaries' debt and equity financing agreements. If any such restrictions prohibit the repurchase of Executive Stock hereunder which the Company is otherwise entitled or required to make, the Company may make such repurchases as soon as it is permitted to do so under such restrictions.

            4.    Restrictions on Transfer.

            (a) Legend. The certificates representing the Executive Stock will bear the following legend:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED AS OF AUGUST 5, 1994, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE

      ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A SENIOR MANAGEMENT AGREEMENT BETWEEN U.S. AGGREGATES, INC. (THE "COMPANY") AND MORRIS BISHOP, JR. DATED AS OF AUGUST 5, 1994. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

            (b) Opinion of Counsel. No holder of Executive Stock may sell, transfer or dispose of any Executive Stock (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer.

            5.    Definitions.

            "Executive Stock" will continue to be Executive Stock in the hands of any holder other than Executive (except for the Company and the Investor and except for transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Executive Stock will succeed to all rights and obliga tions attributable to Executive as a holder of Executive Stock hereunder. Executive Stock will also include shares of the Company's capital stock issued with respect to Executive Stock by way of a stock split, stock dividend or other recapitalization. Notwithstanding the foregoing, all Unvested Shares shall remain Executive Stock after any Transfer thereof.

            "Fair Market Value" of each share of Executive Stock means the average of the closing prices of the sales of the Company's Common Stock on all securities exchanges on which the Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day the Common Stock is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day. If at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value will be the fair value of the Common Stock determined in good faith by the Board.

            "Original Cost" of each share of Common Stock issued hereunder will be equal to $10 each as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalizations).

            "Public Sale" means any sale pursuant to a registered public offering under the Securities Act or any sale to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker.

            "Qualified Public Offering" means the sale in an underwritten public offering registered under the Securities Act of shares of the Company's Common Stock having an aggregate offering value of at least $30 million.

            "Sale of the Company" means any transaction or series of related transaction pursuant to which any person or entity acquires (i) capital stock of the Company possessing the voting power to elect a majority of the Company's board of directors (whether by merger, consolidation, reorganization, combination, sale or transfer of the Company's capital stock or otherwise) or
(ii) all or substantially all of the Company's assets determined on a consolidated basis.

            "Securities Act" means the Securities Act of 1933, as amended from time to time.

            6. Notices. Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated:

            If to the Company:

                  U.S. Aggregates, Inc.
                  400-4 College Avenue
                  Clemson, S.C. 29631
                  Attn:  President

            with a copy to:

                  Kirkland & Ellis
                  200 East Randolph Drive
                  Chicago, Illinois  60601
                  Attention:  Kevin R. Evanich
                              John A. Schoenfeld


            If to the Executive:

                  Morris Bishop, Jr.
                  8109 Brenthaven Drive
                  Brentwood, Tennessee 37027

            If to the Investor:

                  Golder, Thoma, Cressey, Rauner Fund IV
                     Limited Partnership
                  120 South LaSalle Street
                  Chicago, Illinois   60603
                  Attention:  Bruce V. Rauner
                              David A. Donnini

            with a copy to:

                  Kirkland & Ellis
                  200 East Randolph Drive
                  Chicago, Illinois  60601
                  Attention:  Kevin R. Evanich
                              John A. Schoenfeld

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

            7.    General Provisions.

            (a) Transfers in Violation of Agreement. Any Transfer or attempted Transfer of any Executive Stock in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Executive Stock as the owner of such stock for any purpose.

            (b) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

            (c) Complete Agreement. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

            (d) Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

            (e) Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Executive, the Company, the Investor and their respective successors and assigns (including subsequent holders of Executive Stock); provided that the rights and obligations of Executive under this Agreement shall not be assignable except in connection with a permitted transfer of Executive Stock hereunder.

            (f) Choice of Law. The corporate law of the State of Illinois will govern all questions concerning the relative rights of the Company and its stockholders. All other questions con cerning the construction, validity and interpretation of this Agreement and the exhibits hereto will be governed by and construed in accordance with the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

            (g) Remedies. Each of the parties to this Agreement (including the Investor) will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including attorneys' fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

            (h) Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company, Executive and the Investor.

            (i) Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the Company's chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

            (j) Termination. This Agreement shall survive the termination of Executive's employment with the Company and shall remain in full force and effect after such termination.


                                    * * * * *

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                          U.S. AGGREGATES, INC.


                                          By   /s/ illegible
                                              ----------------------------

                                          Its ----------------------------
                                              /s/ Morris Bishop, Jr.
                                          --------------------------------
                                          Morris Bishop, Jr.


Agreed and Accepted:

GOLDER, THOMA, CRESSEY, RAUNER FUND IV
  LIMITED PARTNERSHIP

By /s/ illegible
   -------------------------

Its ________________________


                [Provision for Community Property Jurisdictions]

                                     CONSENT

            The undersigned spouse of Executive hereby acknowledges that I have read the foregoing Senior Management Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's shares of Common Stock under certain circumstances and imposes other restrictions on the transfer of such Common Stock. I agree that my spouse's interest in the Common Stock is subject to this Agreement and any interest I may have in such Common Stock shall be irrevocably bound by this Agreement and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                          ________________________________
                                          [Spouse]


                                          ________________________________
                                          Witness

                                 PROMISSORY NOTE

$16,903.08                                                        August 5, 1994

            For value received, Morris Bishop, Jr. ("Executive") promises to pay on August 5, 1994 to the order of U.S. Aggregates, Inc., a Delaware corporation (the "Company"), at its offices in Clemson, South Carolina, or such other place as designated in writing by the holder hereof, the aggregate principal sum of $16,903.08. This Note was issued pursuant to and is subject to the terms of the Senior Management Agreement (the "Agreement"), dated as August 5, 1994, between the Company and Executive.

            Interest will accrue on the outstanding principal amount of this Note at a rate equal to the lesser of (i) 8% per annum or (ii) the highest rate permitted by applicable law, and shall be payable at such time as the principal of this Note becomes due and payable; provided, however, interest shall cease to accrue upon the date on which a Repurchase Notice is delivered to Executive pursuant to Section 3(c) of the Agreement.

            The amounts due under this Note are secured by a pledge of 1,692 shares of the Company's Common Stock. The payment of the principal amount of this Note is subject to certain offset rights under the Senior Management Agreement.

            In the event Executive fails to pay any amounts due hereunder when due, Executive shall pay to the holder hereof, in addition to such amounts due, all costs of collection, including reasonable attorneys fees.

            Executive, or his successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the holder hereof may accept security for this Note or release security for this Note, all without in any way affecting the liability of Executive hereunder.

            This Note shall be governed by the internal laws, not the laws of conflicts, of the State of Illinois.


                                          ________________________________
                                          Morris Bishop, Jr.

                        EXECUTIVE STOCK PLEDGE AGREEMENT

            THIS PLEDGE AGREEMENT is made as of August 5, 1994, between Morris Bishop, Jr. ("Pledgor"), and U.S. Aggregates, Inc., a Delaware corporation (the "Company").

            The Company and Pledgor are parties to an Senior Management Agreement, dated August 5, 1994, pursuant to which Pledgor purchased 1,692 shares of the Company's Common Stock, $.01 par value (the "Pledged Shares"), for an aggregate purchase price of $16,920. The Company has allowed Pledgor to purchase the Pledged Shares by delivery to the Company of a promissory note (the "Note") in the aggregate principal amount of $16,903.08. This Pledge Agreement provides the terms and conditions upon which the Note is secured by a pledge to the Company of the Pledged Shares.

            NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Company to accept the Note as payment for the Pledged Shares, Pledgor and the Company hereby agree as follows:

            1. Pledge. Pledgor hereby pledges to the Company, and grants to the Company a security interest in, the Pledged Shares as security for the prompt and complete payment when due of the unpaid principal of and interest on the Note.

            2. Delivery of Pledged Shares. Upon the execution of this Pledge Agreement, Pledgor shall deliver to the Company the certificate(s) representing the Pledged Shares, together with duly executed forms of assignment sufficient to transfer title thereto to the Company.

            3. Voting Rights; Cash Dividends. Notwithstanding anything to the contrary contained herein, during the term of this Pledge Agreement until such time as there exists a default in the payment of principal or interest on the Note or any other default under the Note, Pledgor shall be entitled to all voting rights with respect to the Pledged Shares and shall be entitled to receive all cash dividends paid in respect of the Pledged Shares. Upon the occurrence of and during the continuance of any such default, the Company shall retain all such cash dividends payable on the Pledged Shares as additional security hereunder.

            4. Stock Dividends; Distributions, etc. If, while this Pledge Agreement is in effect, Pledgor becomes entitled to receive or receives any securities or other property in addition to, in substitution of, or in exchange for any of the Pledged Shares

(whether as a distribution in connection with any recapitalization, reorganization or reclassification, a stock dividend or otherwise), Pledgor shall accept such securities or other property on behalf of and for the benefit of the Company as additional security for Pledgor's obligations under the Note and shall promptly deliver such additional security to the Company together with duly executed forms of assignment, and such additional security shall be deemed to be part of the Pledged Shares hereunder.

            5. Default. If Pledgor defaults in the payment of the principal or interest under the Note as it becomes due (whether upon demand, acceleration or otherwise) or any other event of default under the Note occurs (including the bankruptcy or insolvency of Pledgor), the Company may exercise any and all the rights, powers and remedies of any owner of the Pledged Shares (including the right to vote the shares and receive dividends and distributions with respect to such shares) and shall have and may exercise without demand any and all the rights and remedies granted to a secured party upon default under the Uniform Commercial Code of Delaware or otherwise available to the Company under applicable law. Without limiting the foregoing, the Company is authorized to sell, assign and deliver at its discretion, from time to time, all or any part of the Pledged Shares at any private sale or public auction, on not less than ten days written notice to Pledgor, at such price or prices and upon such terms as the Company may deem advisable. Pledgor shall have no right to redeem the Pledged Shares after any such sale or assignment. At any such sale or auction, the Company may bid for, and become the purchaser of, the whole or any part of the Pledged Shares offered for sale. In case of any such sale, after deducting the costs, attorneys' fees and other expenses of sale and delivery, the remaining proceeds of such sale shall be applied to the principal of and accrued interest on the Note; provided, however, that after payment in full of the indebtedness evidenced by the Note, the balance of the proceeds of sale then remaining shall be paid to Pledgor and Pledgor shall be entitled to the return of any of the Pledged Shares remaining in the hands of the Company. Pledgor shall be liable for any deficiency if the remaining proceeds are insufficient to pay the indebtedness under the Note in full, including the fees of any attorneys employed by the Company to collect such deficiency.

            6. Costs and Attorneys' Fees. All costs and expenses, including reasonable attorneys' fees, incurred in exercising any right, power or remedy conferred by this Pledge Agreement or in the enforcement thereof, shall become part of the indebtedness secured hereunder and shall be paid by Pledgor or repaid from the proceeds of the sale of the Pledged Shares hereunder.

            7. Payment of Indebtedness and Release of Pledged Shares. Upon payment in full of the indebtedness evidenced by the

Note, the Company shall surrender the Pledged Shares to Pledgor together with all forms of assignment.

            8. Further Assurances. Pledgor agrees that at any time and from time to time upon the written request of the Company, Pledgor will execute and deliver such further documents and do such further acts and things as the Company may reasonably request in order to effect the purposes of this Pledge Agreement.

            9. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            10. No Waiver; Cumulative Remedies. The Company shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Company, and then only to the extent therein set forth. A waiver by the Company of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Company would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Company, any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

            11. Waivers, Amendments; Applicable Law. None of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the parties hereto. This Agreement and all obligations of the Pledgor hereunder shall together with the rights and remedies of the Company hereunder, inure to the benefit of the Company and its successors and assigns. This Pledge Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of Illinois.


                               * * * * * * * * * *

            IN WITNESS WHEREOF, this Pledge Agreement has been executed as of the date first above written.


                                    ________________________________
                                    Morris Bishop, Jr.


                                    U.S. AGGREGATES, INC.

                                    By _______________________________

                                    Its ______________________________

                                                                  August 5, 1994

                       ELECTION TO INCLUDE STOCK IN GROSS
                     INCOME PURSUANT TO SECTION 83(b) OF THE
                              INTERNAL REVENUE CODE

            The undersigned purchased shares of Common Stock, par value $.01 per share (the "Shares"), of U.S. Aggregates, Inc. on August 5, 1994. Under certain circumstances, the Company has the right to repurchase the Shares at cost from the undersigned (or from the holder of the Shares, if different from the undersigned) should the undersigned cease to be employed by the Company and its subsidiaries. Hence, the Shares are subject to a substantial risk of forfeiture and are non-transferable. The undersigned desires to make an election to have the Shares taxed under the provision of Code ss.83(b) at the time he purchased the Shares.

            Therefore, pursuant to Code ss.83(b) and Treasury Regulation ss.1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Shares (described below), to report as taxable income for calendar year 1993 the excess (if any) of the Shares' fair market value on August 5, 1994 over purchase price thereof.

            The following information is supplied in accordance with Treasury Regulation ss.1.83-2(e):

            1. The name, address and social security number of the undersigned:

                               Morris Bishop, Jr.
                               8109 Brenthaven Drive
                               Brentwood, TN 37027

            2. A description of the property with respect to which the election is being made: 1,692 shares of US Aggregates, Inc. Common Stock, par value $.01 per share.

            3. The date on which the property was transferred: August 5, 1994. The taxable year for which such election is made: calendar 1994.

            4. The restrictions to which the property is subject: If during the first three years after the purchase of the Shares the undersigned ceases to be employed by the Company or any of its subsidiaries, the unvested portion of the Shares will be subject to repurchase by the Company at the lower of fair market value and cost, and at any time prior to a public offering by the Company or a sale of the Company the undersigned ceases to be employed by the Company or any of its subsidiaries, the vested portion of the Shares will be subject to repurchase by the Company at the higher of cost and fair market value. One-fourth of the Shares will become vested shares upon purchase and one-fourth of the Shares will become vested shares on each of the first three anniversary dates of the purchase of the Shares.

            5. The fair market value on August 5, 1994, of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $10 per share of Common Stock.

            6. The amount paid for such property: $10 per share of Common Stock.

            A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations ss.1.83- 2(e)(7).


Dated:  August 5, 1994              ___________________________________
                                    Morris Bishop, Jr.


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